HYPERDYNAMICS

NYSE Amex: HDY

Ray Leonard

Chief Executive Officer

Shareholder Update

September 30, 2009

Houston, Texas

Forward Looking Statements

Information reported on this presentation speaks only as of today, and you are advised that time sensitive information may no longer be accurate as of the time of any replay. Also, statements made by management that are not historical facts, including statements accompanied by words such as "will," "believe," "anticipate," "expect," "estimate" or similar words are deemed forward-looking as defined by the U.S. Securities and Exchange Commission, and they are based on expectations, beliefs or projections that are subject to numerous risks and uncertainties.

Investors are cautioned that these statements are not guarantees of future performance, and actual results could differ materially. Potential risks include, among other things, geologic risks, political risks, oil and gas price volatility, uncertainties inherent in oil and gas production operations, government regulation and uncertainties regarding access to capital.

Please refer more to a complete list of the risk factors outlined in the company's Form 10K filed with the SEC.

Business Update September 30, 2009

New leadership

New technical staff

Upgraded Board of Directors

Guinea opportunity

Strategic plan

New Leadership

Ray Leonard, Chief Executive Officer

- Joined HDY in July 2009, bringing over 32 years' experience in the international exploration and production business.
- Most recently served as V.P. of Eurasia & Exploration for Kuwait Energy Co., the first private Arab oil company. Previously held executive positions with MOL, the Hungarian national oil company; YUKOS, in Russia; and was Division Geologist for West Africa and Vice President of Resource Acquisitions with Amoco.

Robert A. Solberg, Chairman of the Board

- Joined HDY Board in August 2009 as non-executive chairman
- Formerly a career senior executive of Texaco Inc., serving as president of Worldwide E&P Development from 1998 until retiring in 2002. Previously held senior management roles for Texaco's U.S. operations, followed by division president roles in Europe, Asia and the Middle East.

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Additional Key Staff

Jason Davis, Chief Financial Officer

- Joined HDY in July 2009 after serving as Interim Chief Financial Officer for Particle Drilling.
- Previously Director of SEC Reporting for Texas Genco/NRG and Controller of Isolagen, Inc. Also worked in public accounting for Ernst & Young and Deloitte & Touche.

David Roberts, Senior Geological Advisor

- Recognized world leader in continental margin research and deepwater frontier areas.
- Served as a senior explorationist with BP from 1981 to 2003; held numerous high-profile positions, including Distinguished Exploration Advisor, Global Exploration Advisor and Chief Geologist.

Edward Shaw, Exploration Manager

- Over 25 years' experience in over 15 countries, including the U.S., Egypt, Iran, Oman, China, Dubai, Australia and Trinidad and Tobago. Exceptional knowledge in the interpretation and mapping of prospects in offshore frontier areas.
- Began his career with Amoco; instrumental in the discovery and development of numerous onshore and offshore fields.

Steve Barrett, Chief Geologist

- 28-year career focused on projects in North and South America, Africa and Southeast Asia, with special emphasis in Venezuela, Kazakhstan and Azerbaijan.
- Began his career with Amoco, where he spent 18 years. Most recently vice president with Nations Petroleum Ltd.
- Technical expertise in sedimentology, stratigraphy, prospect evaluation, basin analysis and resource estimation.

HYPERDYNAMICS

Upgraded Board of Directors

Ambassador Herman J. Cohen

- Joined the HDY Board in August 2009.
- Career diplomat and served as Asst. Secretary of State for African Affairs under President George Bush from 1989-1993. Currently President of Cohen & Woods International, founded in 1994, which consults with African governments and multinationals doing business in Africa.

Lord David Owen

- Joined the HDY board in September 2009.
- Chairman of Yukos International U.K. B.V, part of the former Russian oil company, Yukos, from 2002 until 2005. Retired member of the British Parliament. Secretary of State for Foreign and Commonwealth Affairs from 1977 to 1979, where he was heavily involved in diplomatic activity in South and West Africa.

Pasquale V. Scaturro

- Joined the HDY Board in July 2009.
- Geophysicist with over 30 years of international exploration and development experience. Previously worked with Amoco and McMoran Oil and Gas, and subsequently founded three geophysical/seismic firms, including his current firm, Exploration Specialists.

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The Guinea Opportunity

Production Sharing Contract (PSC) signed in 9/06

31,000 square miles (20 million acres)

Only 1 well drilled (1977)

World-class resource potential

MOU signed on 9/11/09 with Republic of Guinea

- Reaffirms validity of HDY's concession
- Allows planned seismic program to begin Q4 2009


Recent Oil Dicoveries
Chinguetti
Petronas
Dome
Flore
Marimore
Sinapa
Premier
Venus
Anadarko
Espoir,
Baobab
CNR
Jubilee
Tullow
Sankofa
Vitol
Ebok
Oriental
Oil
(Sept 2009)

Guinea Exploration

Hydrocarbon indications found

- Satellite-confirmed oil seeps
- Core samples
- Direct HC indications on seismic

Multiple prospects identified

- Upper Cretaceous turbidite fans
- Lower Cretaceous anticlines
- Pre-Cretaceous grabens

Water depths of 80 to 1,500 meters

Nearby discoveries

- Sierra Leone – Venus B-1 well
- Mauritania – Chinguetti Field / 70,000 Bbls/d
- Guinea-Bissau – Sinapa Field
- Senegal – Dome Flore Field / 1 billion Bbls in place



Chinguetti
Petronas
Dome
Flore
Markmore
Sinapa
Premier
Venus
Anadarko
Senegal
Gambia
Guinea-Bissau
Guinea
Sierra Leone
Liberia
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Prospect Types



Cretaceous Structures
Paleo Half-Grabens
Upper-K Fans
Gravity Low Basins
Pre-K or K Basin
Carbonate Bank
GU-2-B-1
Kilometers
0 10 20 40 60 80 100

Play Types


SW
NE
Gas Chimneys
Many Seeps
Seabed
Top Pliocene
Mid Miocene
Oligocene
Top Cretaceous
Cretaceous Clastic
Structures and Carbonates
Fans / Turbidities
Top lower Cretaceous
closures
Jurassic Carbonates
Anoxic Shales??
Base of Cretaceous Unconformity

Paleozoic outcrops on shore

Turbidite Lead

Lead D: Mounded Fan (line Gu03-27)


SP:
1000.0
1500.0
2000.0
2500.0
Top Cret
Lower Cret

- Same play type as Jubilee and Venus discoveries
- Multiple prospects on trend

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Deep Water Lower Cretaceous Lead



- Largest structure on block
- Multi-billion barrel potential

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Paleozoic Half Grabens Leads



- Shallow water depth targets
- Probably gas prospective

September 2009 MOU Agreement Clarifies Terms of PSC

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Memorandum of Understanding (MOU) reaffirms HDY's right to choose and explore 36% (11,160 sq miles) of the concession

HDY will relinquish remaining 64% on 12/31/09, with first right of refusal on any new concessions within that acreage at matching terms offered by a third party

First well must spud by end of calendar year 2011

Along with all other major resource contracts in Guinea, terms of PSC will be reviewed over next six months to comply with international standards

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Strategic Plan

Acquire an additional 9,000 km of 2D seismic data in Q4 2009

- Raise additional financing, and/or
- Farm out 20% interest to fund survey

Build on existing database by

- Digitizing old data
- Purchasing additional existing data

Implement geochemical study

Shoot and acquire 3D seismic data in 2010 to finalize drilling locations for 2011

HYPERDYNAMICS

Farm-Out Program Strategy

<u>Step 1</u> – Farm Out 20% WI to minority partner

- Proceeds would fund near-term seismic exploration costs and potentially drilling of discovery well to develop Guinea asset

<u>Step 2</u> – Joint venture with large operating partner

- Retain 20%-25% of working interest

<u>Step 3</u> – Diversify by acquiring production project

- Invest in existing production and other new projects to diversify beyond Guinea prospects

Guinea Project Timeline


Q3 2009
MOU signed with Govt. of Guinea
Q4 2009
Acquire 9,000 KM of 2D seismic
12/31/09
64% Relinquishment
2010
Process & Interpret 2D
Acquire Process & Interpret 3D
2011
Drill First Well


Build the Case
G&G
Scoping
Economics
Finance
Compliance
NYSE Amex
SEC
Cash Flow
HYPERDYNAMICS
NYSE Amex: HDY
Support the Base
SCS Guinea
State
Department
Investors/Farm Out
Investor
Relations

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NYSE Amex: HDY

Thank You!